UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 29, 2006

Impax Laboratories, Inc. (Exact name of registrant as specified in its charter)

Delaware	0-27354	65-0403311
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30831 Huntwood Ave., Hayward, CA 94544
(Address of principal executive offices) (Zip Code)

510-476-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     On December 29, 2006, the Securities and Exchange Commission issued an order instituting an administrative proceeding to determine whether, in light of the registrant’s failure to file periodic reports since September 2004, the registration of its securities under Section 12 of the Securities Exchange Act of 1934 should be suspended or revoked. An Administrative Law Judge will consider the evidence in this matter and is ordered to issue an initial decision within 120 days. Also on December 29, 2006, the SEC suspended trading in Impax shares during the 10-business-day period from December 29, 2006 through January 16, 2007 because of the registrant’s failure to file periodic reports.

     A copy of Impax’s press release concerning the foregoing is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits.

99.1 – Press release dated January 2, 2007.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated January 2, 2007

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 8, 2007

IMPAX LABORATORIES, INC.

By:	/s/ Arthur A. Koch, Jr.
Name:	Arthur A. Koch, Jr.
Title:	Chief Financial Officer